UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2021

UWM Holdings Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39189	82-2124167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

585 South Boulevard E.
Pontiac,	Michigan	48341
(Address of principal executive offices)		(Zip Code)
(800) 981-8898
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UWMC	New York Stock Exchange
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	UWMCWS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 22, 2021, United Wholesale Mortgage, LLC (“UWM”), an indirect subsidiary of UWM Holdings Corporation, and U.S. Bank National Association, as trustee, executed an indenture (the “Indenture”) pursuant to which UWM issued $500 million aggregate principal amount of 5.750% senior unsecured notes due 2027 (the “2027 Senior Notes”). The 2027 Senior Notes have an interest coupon of 5.750% and were issued at a price of 100% of their face value. Interest on the 2027 Senior Notes is payable semi-annually on June 15 and December 15 of each year, beginning on June 15, 2022. The 2027 Senior Notes mature on June 15, 2027.

UWM may redeem the 2027 Senior Notes, in whole or in part, at any time during the twelve-month period beginning on the following dates at the following redemption prices: June 15, 2024 at 102.875%, June 15, 2025 at 101.438%, or June 15, 2026 until maturity at 100.000%, of the principal amount of the 2027 Senior Notes to be redeemed on the redemption date plus accrued and unpaid interest. In addition, until June 15, 2024, UWM may redeem up to 40% of the aggregate principal amount of the 2027 Senior Notes with the net proceeds of certain equity offerings at a redemption price of 105.750% of the principal amount of the 2027 Senior Notes to be redeemed plus accrued and unpaid interest, if any, and additional interest, if any, to the redemption date. UWM may also redeem any of the 2027 Senior Notes at any time prior to June 15, 2024 at a redemption price equal to 100% of the principal amount of the 2027 Senior Notes to be redeemed plus the Applicable Premium as of, and accrued and unpaid interest, if any, and additional interest, if any, to, the redemption date. The Applicable Premium means, with respect to any of the 2027 Senior Notes on any redemption date, the greater of (i) 1.0% of the principal amount of such Note and (ii) the excess of (A) the present value at such redemption date of (1) the redemption price of such Note at April 15, 2024 (as set forth in the Indenture), plus (2) all required interest payments due on such Note through April 15, 2024 (excluding accrued but unpaid interest, if any, to the redemption date), computed using a discount rate equal to the treasury rate on such redemption date plus 50 basis points over (B) the principal amount of such Note.

The 2027 Senior Notes are UWM’s senior unsecured obligations and are not guaranteed by UWM Holdings Corporation, UWM Holdings, LLC, or any of UWM’s subsidiaries. The 2027 Senior Notes rank equally in right of payment with UWM’s existing and future senior unsecured debt, and senior in right of payment to UWM’s future subordinated debt, if any. The 2027 Senior Notes are effectively subordinated to any of UWM’s existing and future secured debt to the extent of the value of the assets securing such debt. In addition, the 2027 Senior Notes are structurally subordinated to all existing and future debt and other liabilities of UWM’s subsidiaries.

If UWM experiences a Change of Control (as defined in the Indenture), each holder of the 2027 Senior Notes will have the right to require UWM to repurchase all or any part, of such holder’s notes at a repurchase price equal to 101% of the aggregate principal amount of any notes repurchased plus accrued and unpaid interest, if any, and additional interest, if any, to the repurchase date.

If any Event of Default (as defined in the Indenture) occurs and is continuing, the trustee under the Indenture or the holders of at least 25% in aggregate principal amount of the then outstanding Notes and the trustee may, and the trustee at the request of such holders will, declare all the 2027 Senior Notes to be due and payable immediately. If certain bankruptcy and insolvency Events of Default specified in the Indenture occur with respect to UWM, all outstanding Notes will become due and payable without any other act on the part of the trustee or the holders.

The Indenture contains customary covenants, subject to a number of exceptions and qualifications, including restrictions on UWM’s ability to (1) incur additional non-funding indebtedness unless either (y) the Fixed Charge Coverage Ratio (as defined in the Indenture) is no less than 3.0 to 1.0 or (z) the Debt-to-Equity Ratio (as defined in the Indenture) does not exceed 2.0 to 1.0, (2) merge, consolidate or sell assets, (3) make restricted payments, including distributions, (4) enter into transactions with affiliates, (5) enter into sale and leaseback transactions and (6) incur liens securing indebtedness.

The description above is qualified in its entirety by the Indenture, a copy of which is filed as an exhibit to this Form 8-K.

Certain of the initial purchasers and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with UWM and its affiliates.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.9	Indenture, dated November 22, 2021, by and between United Wholesale Mortgage, LLC and U.S. Bank National Association, as trustee.

4.10	Form of 5.750% Senior Notes due 2027 (included in Exhibit 4.9)

10.18
Purchase Agreement, dated November 15, 2021, between United Wholesale Mortgage, LLC and J.P. Morgan Securities LLC and BofA Securities, Inc., as representative of the several initial purchasers listed on Schedule A thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2021

UWM HOLDINGS CORPORATION

By:	/s/ Timothy Forrester
Name:	Timothy Forrester
Title:	Chief Financial Officer